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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 1, 2001
                                                   ------------

                                Mediaplex, Inc.
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           (Exact name of the registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

             0-27601                                      94-3295822
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     (Commission File Number)               (I.R.S. Employer Identification No.)

     177 Steuart Street, Suite 200, San Francisco, California            94105
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     (Address of principal executive offices)                        (Zip Code)

                                (415) 808-1900
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             (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.    Other Events.
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     On July 1, 2001, the Registrant entered into an Agreement and Plan of
Merger (the "Merger Agreement") by and among the Registrant and ValueClick, Inc ("ValueClick"). Pursuant to the Merger Agreement (attached hereto as Exhibit 2.1), the Registrant will become a wholly-owned subsidiary of ValueClick (the "Merger"). The description of the transactions contemplated by the Merger Agreement contained in this Item 5 is qualified in its entirety by reference to the full text of the Merger Agreement.

     On the effective date of the Merger, each share of Registrant's common stock outstanding immediately prior to the consummation of the Merger will be converted automatically into the right to receive 0.4113 of a share of common stock of ValueClick. Options and warrants to purchase Registrant's capital stock outstanding at the effective time of the Merger will be assumed by ValueClick.

     We anticipate the closing of the Merger will occur in the third quarter of 2001. The closing of the Merger is subject to a number of customary conditions, including the vote of both companies' stockholders and registration of ValueClick's common stock to be issued in the Merger. We cannot assure you that the necessary stockholder approvals will be obtained. Nor can we assure you that the other closing conditions will be met.

     Certain directors, executive officers and affiliates of Registrant and ValueClick have entered into voting agreements whereby they have agreed to vote their shares of capital stock of Registrant and ValueClick in favor of the Merger. The form of the Mediaplex Voting Agreement is attached hereto as
Exhibit 99.1.  The form of the ValueClick Voting Agreement is attached hereto as
Exhibit 99.2.

     This document contains forward-looking statements within the meaning of
Section 27A of the Securities and Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those projected in the forward-looking statements as a result of the risk factors set forth in the Registrant's Forms 10-K and 10-Q reports as well as ValueClick's Form 10-K and 10-Q reports.

Item 7.   Financial Statements and Exhibits.
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          2.1   Agreement and Plan of Merger by and among ValueClick, Inc., Mars
                Acquisition Corporation and MediaPlex, Inc., dated July 1, 2001.

          99.1 Form of Voting Agreement by and among Mediaplex, Inc. and certain stockholders of ValueClick, Inc.

          99.2 Form of Voting Agreement by and among ValueClick, Inc. and certain stockholders of Mediaplex, Inc.

                                      -2-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2001                MEDIAPLEX, INC.

                                    By: /s/ Tom A. Vadnais
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                                       Tom A. Vadnais
                                       President and Chief Executive Officer

                                      -3-
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                                 Exhibit Index

Exhibit Number      Exhibit Title
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2.1                 Agreement and Plan of Merger by and among ValueClick, Inc.,
                    Mars Acquisition Corporation and MediaPlex, Inc. dated July
                    1, 2001.

99.1 Form of Voting Agreement by and among Mediaplex, Inc. and certain stockholders of ValueClick, Inc.

99.2 Form of Voting Agreement by and among ValueClick, Inc. and certain stockholders of Mediaplex, Inc.